SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003


                              WITNESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        000-29335             23-2518693
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)

                           300 Colonial Center Parkway
                                Roswell, GA 30076
                         (Address of principal executive
                                    offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits


99.1 Press Release dated October 23, 2003


Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition)


The following information is being provided under Item 12 -- Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


On October 23, 2003, Witness Systems, Inc. issued a press release to report its third quarter 2003 results. A copy of the press release is attached hereto as
Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 23, 2003            WITNESS SYSTEMS, INC.


                                   BY:   /s/  William F. Evans
                                   ------------------------------------
                                              WILLIAM F. EVANS
                                        EXECUTIVE VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER


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                                  Exhibit Index



Exhibit No.   Description
-----------   -----------

99.1          Press release issued by Witness Systems, Inc. on October 23, 2003.